Comerica Incorporated

Fourth Quarter 2015
Financial Review

January 19, 2016

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Financial Summary

	4Q15	3Q15	2015	2014
Diluted income per common share	$0.71	$0.74	$2.92	$3.16
Net interest income	$433	$422	$1,689	$1,655
Provision for credit losses	35	26	122	27
Noninterest income[1]	270	264	1,050	868
Noninterest expenses[1]	489	461	1,845	1,626
Net income	130	136	535	593
Total average loans	$48,548	$48,972	$48,628	$46,588
Total average deposits	59,736	59,140	58,326	54,784
Basel III common equity Tier 1 capital ratio[3]	10.53%[4]	10.51%	10.53%[4]	n/a
Tier 1 common capital ratio[2,3]	n/a	n/a	n/a	10.50%
Average diluted shares (millions)	*179*	*181*	*181*	*185*

$ in millions, except per share data • n/a – not applicable • [1]Including $45MM,$48MM & $181MM impact of accounting presentation of a card program in 4Q15, 3Q15 & 2015, respectively. • [2]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [3]See slide 30 for a reconciliation of non-GAAP financial measures. • [4]Estimated

Comerica Bank

3

Full-Year 2015 Results

	FY15	From FY14 Chg $	Chg %
Total average loans	$48,628	$2,040	4%
Total average deposits	58,326	3,542	6%
Net interest income	1,689	34	2%
Loan accretion	*7*	*(27)*	*n/m*
Provision for credit losses	122	95	n/m
Net charge-offs	*75*	*50*	*n/m*
Noninterest income	1,050	182	21%
Excl. impact of acct. presentation[1]	*869*	*1*	*-*
Noninterest expenses	1,845	219	13%
Excl. impact of acct. presentation[1]	*1,664*	*38*	*2%*
Net income	535	(58)	(10)%
Earnings per share (EPS)[2]	2.92	(0.24)	(8)%
Tangible Book Value Per Share[3]	39.41	1.69	4%
Equity repurchases[4]	5.1MM shares & 500,000 warrants or $242MM		

Key YoY Performance Drivers

Broad-based loan & deposit growth

Net interest income increased with loan growth partially offset by accretion decline

Provision increased from historically low level; Net charge-offs remain low at 15 bps

Noninterest income stable[1] with increases in card fees, offset by decreases in derivative income & letters of credit fees

Expense increase[1] due to rise in technology, regulatory, outside processing & pension partially offset by litigation reserve release

Equity repurchases[4] combined with dividends, returned $389MM or 73% to shareholders

$ in millions, except per share data • n/m – not meaningful • 2015 compared to 2014 • [1]Excludes $181MM impact of accounting presentation of a card program in 2015. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters. • [2]EPS based on diluted income per share. • [3]See slide 30 for a reconciliation of non-GAAP financial measures. • [4]FY15 repurchases under the equity repurchase program.

Comerica Bank

4

Fourth Quarter 2015 Results

	4Q15	Change From 3Q15	Change From 4Q14
Total average loans	$48,548	$(424)	$1,187
Total average deposits	59,736	596	1,976
Net interest income	433	11	18
Provision for credit losses	35	9	33
Net charge-offs	*26*	*3*	*25*
Noninterest income[1]	270	6	45
Noninterest expenses[1]	489	28	70
Net income	130	(6)	(19)
Earnings per share (EPS)[2]	0.71	(0.03)	(0.09)
Tangible Book Value Per Share[3]	39.41	0.05	1.69
Equity repurchases[4]	1.5MM shares or $65MM		

Key QoQ Performance Drivers

Loans relatively stable, as expected

Deposit growth continues

Net interest income up 3% with higher nonaccrual interest & rise in rates

Provision reflected modest reserve build; Net charge-offs remain below normal at 21 bps

Noninterest income up 2% with higher commercial lending fees

Expense increase, as expected, due to technology & regulatory costs & certain items that benefitted 3Q15

Tax rate lower with termination of leveraged leases

Equity repurchases[4] increased $6MM, combined with dividends, returned $102MM or 79% to shareholders

$ in millions, except per share data • 4Q15 compared to 3Q15 • [1]Including the $45MM & $48MM impact of accounting presentation of a card program in 4Q15 & 3Q15, respectively. • [2]EPS based on diluted income per share. • [3]See slide 30 for a reconciliation of non-GAAP financial measures. • [4]4Q15 repurchases under the equity repurchase program.

Comerica Bank

5

Diverse Footprint Drives Growth
Robust growth in California



Average Loans
7.7
9.6
10.0
11.0
11.2
+2%
CAGR +10%
2011[1] 2012 2013 2014 2015
Average Deposits
7.8
10.0
10.2
10.8
10.9
+1%
CAGR +9%
2011[1] 2012 2013 2014 2015
Average Loans
11.8
12.7
14.0
15.4
16.6
+8%
CAGR +9%
2011 2012 2013 2014 2015
Average Deposits
12.7
14.6
14.7
16.1
17.8
+10%
CAGR +9%
2011 2012 2013 2014 2015
Average Loans
13.9
13.6
13.5
13.3
13.2
-1%
CAGR -1%
2011 2012 2013 2014 2015
Average Deposits
18.5
19.6
20.3
21.0
21.9
+4%
CAGR +4%
2011 2012 2013 2014 2015

$ in billions • [1]Includes Sterling Bancshares from July 2011 acquisition.

Comerica Bank

6

Average Loans Relatively Stable, As Expected
Yields increase; Maintaining pricing and structure discipline



Total Loans
($ in billions)
Loan Yields
47.4
48.2
48.8
49.0
48.5
48.9
49.1
3.22
3.19
3.20
3.17
3.24
4Q14 1Q15 2Q15 3Q15 4Q15
Average Balances
3Q15 4Q15
Period-end

Average loans decreased $424MM

- Mortgage Banker Finance
- General Middle Market
- Energy
+ Commercial Real Estate
+ National Dealer Services

Period-end loans increased $167MM

- Commitments down ~1% to $56.1B
- Line utilization[1] stable at 50%
- Loan pipeline remains strong

Loan yields +7 bps

- Increase in nonaccrual interest received
- Short-term rates increased ~25 bps as of quarter end

4Q15 compared to 3Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

7

Deposit Growth Continues
Deposit pricing stable



Strong Deposit Base
($ in billions)
Deposit Rates [1]
57.8
57.0
57.4
59.1
59.7
58.8
59.9
0.15
0.15
0.14
0.14
0.14
4Q14 1Q15 2Q15 3Q15 4Q15
Average Balances
3Q15 4Q15
Period-end

Total average deposits increased $596MM or 1%

+ Corporate Banking
+ Private Banking
- Technology and Life Sciences
- General Middle Market

- Noninterest-bearing deposits increased $1.0B to $29.6B
- Interest-bearing deposits decreased $408MM to $30.1B
- About 2/3 of total deposits are commercial

Loan to Deposit Ratio[2] of 82%

4Q15 compared to 3Q15 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/15

Comerica Bank

8

Increased Securities Portfolio
Yield stable



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
9.4
9.9
9.9
10.2
10.9
10.6
12.5
9.0
9.1
9.1
9.1
9.2
9.4
9.5
2.19
2.16
2.13
2.11
2.11
4Q14
1Q15
2Q15
3Q15
4Q15
3Q15
4Q15
Average Balances
Period-end

Securities portfolio increased to $12.5B

- During 4Q15, invested $1.9B of excess reserves into higher yielding, high quality securities while maintaining asset sensitive position
- Duration of 3.7 years[1]
  - Extends to 4.4 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $28MM[2]
- Net unamortized premium of $37MM[3]
- GNMA ~40% of MBS portfolio

At 12/31/15 • [1]Estimated as of 12/31/15. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. • [3]Net unamortized premium on the MBS portfolio.

Comerica Bank

9

Net Interest Income Increased 3%
NIM expands 4 bps



Net Interest Income
($ in millions)
NIM
415
413
421
422
433
2.57
2.64
2.65
2.54
2.58
4Q14
1Q15
2Q15
3Q15
4Q15

Net Interest Income and Rate NIM		
$422MM	**3Q15**	**2.54%**
+5MM	Loan impacts: + $6MM nonaccrual interest + $3MM higher yields - $3MM lower loan balances - $1MM lower accretion	+0.05
+2MM	Higher securities balance	
+2MM	Lower funding costs	
+2MM	Short-term investments, including higher Fed balances	-0.01
$433MM	**4Q15**	**2.58%**

4Q15 compared to 3Q15

Comerica Bank

10

Credit Quality Remains Solid

Continued to build reserve for energy loans

Net Loan Charge-offs

($ in millions)

Normal Net Charge-Offs ~40 bps[1]



NCO Ratio (bps)
1
8
18
23
26
1
7
15
19
21
4Q14
1Q15
2Q15
3Q15
4Q15

Criticized Loans[2]

($ in millions)

Normal Criticized Loans of ~8.5% of Total Loans[1]



NALs
Criticized as a % of Total Loans
1,893
2,067
2,361
2,898
3,193
3.9
4.2
4.7
5.9
6.5
273
266
349
357
367
4Q14
1Q15
2Q15
3Q15
4Q15

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of total loans
635
640
668
670
679
1.22
1.22
1.24
1.27
1.29
4Q14
1Q15
2Q15
3Q15
4Q15

Net charge-offs of $26MM
- $33MM in energy[3]
- Strong recoveries in other businesses

Criticized loans up $295MM
- $372MM increase in energy[3] to $1.4B

NALs of $367MM or 0.8% of total loans
- $35MM increase in energy[3] to $161MM

Allowance up $9MM to 1.29% of total loans
- Energy reserve[4] up, to >4% of energy[3] loans

At 12/31/15 • [1]"Normal" estimates are based on internal historical analysis & management judgement.• [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [3]This information includes all loans related to energy at 12/31/15, ~$3.1B of loans in our Energy business line & ~$625MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [4]The bank's entire allowance is available to cover any & all losses. The allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components.

Comerica Bank®

11

Noninterest Income Increased 2%

Strong Commercial Lending fees

Noninterest Income[1]

($ in millions)



225
255
261
264
270
4Q14
1Q15
2Q15
3Q15
4Q15

Noninterest income increased $6MM

+ $8MM Commercial Lending fees (primarily syndication fees)

+ $3MM Card fees

- $2MM Service Charges on Deposits

- $2MM Fiduciary

- $3MM Other noninterest income
  + $6MM Deferred comp (offset in expenses)
  - $4MM Warrant income
  - $3MM Hedge ineffectiveness income[2]

4Q15 compared to 3Q15 • [1]Including impact of accounting presentation of a card program of $45MM in 4Q15, $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15. • [2]Impact of changes in interest rate curve on the credit spread of debt that is swapped from fixed to floating interest rate.

Comerica Bank®

12

Noninterest Expenses Increase
Reflects Technology & Regulatory Headwinds



Noninterest Expenses[1]
($ in millions)
419
459
436
461
489
4Q14
1Q15
2Q15
3Q15
4Q15

Noninterest expenses increased $28MM

- + $ 22MM Salaries & benefits expense
  - + Technology-related contract labor
  - + Regulatory-related staffing
  - + $ 4MM Staff insurance (seasonal)
  - + $ 6MM Deferred comp (offset in net interest income)
  - + $ 3MM 3Q15 Stock comp forfeiture
- + $3MM Litigation-related release in 3Q15
- + $2MM Consultant Fees (other expense)

4Q15 compared to 3Q15 • [1]Including impact of accounting presentation of a card program of $45MM in 4Q15, $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15.

13

Active Capital Management
Increased shares repurchased

2015 Capital Plan Target[1]:

Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)

- 4Q15: 1.5MM shares for $65MM
- 3Q15: 1.2MM shares for $59MM
- 2Q15: 1.0MM shares & 500,000 warrants for $59MM
- Pace of buyback linked to financial performance & balance sheet movement



Shareholder Payout
Dividends
Equity Repurchases[3]
47%
79%
76%
66%
79%
28%
58%
53%
42%
50%
19%
21%
23%
24%
29%
2011
2012
2013
2014
4Q15



Tangible Book Value Per Share[2]
$31.40
$33.36
$35.64
$37.72
$39.41
2011
2012
2013
2014
2015



Dividends Per Share Growth
0.40
0.55
0.68
0.79
0.83
2011
2012
2013
2014
2015

[1]Outlook as of 1/19/16 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [3]Shares & warrants repurchased under equity repurchase program.

14

Management 2016 Outlook
Assuming continuation of current economic & low rate environment

FY16 compared to FY15	
Average loans	***Modest growth,*** *in line with GDP growth* • Continued decline in Energy more than offset by increases in most remaining businesses • Continued focus on pricing and structure discipline
Net interest income	***Higher*** • Benefit from December 2015 rise in short-term rates • Loan growth and slightly larger securities portfolio more than offset higher funding costs
Provision	***Higher*** • Increase in net charge-offs, but remain below historical normal levels • Reserve build for loan growth and potential further deterioration from cyclically strong levels
Noninterest income	***Modest growth*** • Growth primarily in Merchant Processing Services, Government Card and Commercial Card fees • Continued focus on cross-sell opportunities, including wealth management products such as fiduciary and brokerage services
Noninterest expenses	***Higher****, with continued expense discipline & focus on driving efficiencies* • FY15 benefitted from $33MM legal reserve release which is offset by lower pension expense • Increases in technology projects & regulatory expenses • Increase in outside processing in line with growing revenue • FDIC surcharge related to recent regulatory proposal • Typical inflationary pressures (merit raises, staff insurance, occupancy, etc.)

Outlook as of 1/19/16

Comerica Bank

15

Interest Rate Sensitivity
Remain well positioned for rising rates

Estimated Net Interest Income: 2016 Sensitivity

Based on Market Expectations for 1 Month LIBOR

($ in millions)



Avg. 1 month LIBOR from Implied Forward Curve[1]
Projected Quarterly Increase to Net Interest Income
~45 bps
~2
1Q16
~60 bps
~10
2Q16
~75 bps
~20
3Q16
~90 bps
~25
4Q16

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q15 Standard Model

($ in millions)



~110
Up 100 bps
~180
Addl. $3B Deposit Decline
~190
Addl. 20% Increase in Beta
~200
Addl. $1B Deposit Decline
~210
4Q15 Standard Model
~250
Addl. ~3% Loan Growth
~310
Up 300 bps

At 12/31/15 • [1]Source: Bloomberg • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

16

Appendix

relationships

Comerica Bank

Loans by Business and Market

By Line of Business	4Q15	3Q15	4Q14
Middle Market			
General	$13.0	$13.3	$13.3
Energy	3.2	3.3	3.5
National Dealer Services	6.2	6.0	5.7
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	3.3	3.3	2.7
Environmental Services	0.9	0.9	1.0
Total Middle Market	$27.3	$27.5	$26.8
Corporate Banking			
US Banking	2.4	2.4	2.7
International	1.7	1.7	1.8
Mortgage Banker Finance	1.7	2.1	1.4
Commercial Real Estate	4.6	4.4	4.2
BUSINESS BANK	**$37.7**	**$38.1**	**$36.9**
Small Business	3.9	4.0	3.8
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.8**	**$5.9**	**$5.6**
Private Banking	5.0	5.0	4.9
WEALTH MANAGEMENT	**5.0**	**$5.0**	**$4.9**
TOTAL	**$48.5**	**$49.0**	**$47.4**

By Market	4Q15	3Q15	4Q14
Michigan	$13.0	$13.2	$13.2
California	17.0	16.8	15.8
Texas	10.9	11.0	11.3
Other Markets[1]	7.6	8.0	7.1
TOTAL	**$48.5**	**$49.0**	**$47.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

18

Loans by Business and Market

By Line of Business	2015	2014
Middle Market		
General	$13.3	$13.4
Energy	3.4	3.3
National Dealer Services	6.0	5.6
Entertainment	0.7	0.6
Tech. & Life Sciences	3.1	2.5
Environmental Services	0.9	0.9
Total Middle Market	$27.4	$26.3
Corporate Banking		
US Banking	2.5	2.7
International	1.8	1.8
Mortgage Banker Finance	1.8	1.3
Commercial Real Estate	4.4	4.1
BUSINESS BANK	**$37.9**	**$36.2**
Small Business	3.9	3.8
Retail Banking	1.9	1.8
RETAIL BANK	**$5.8**	**$5.6**
Private Banking	4.9	4.8
WEALTH MANAGEMENT	**$4.9**	**$4.8**
TOTAL	**$48.6**	**$46.6**

By Market	2015	2014
Michigan	$13.2	$13.3
California	16.6	15.4
Texas	11.2	11.0
Other Markets[1]	7.6	6.9
TOTAL	**$48.6**	**$46.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

19

Deposits by Business and Market

By Line of Business	4Q15	3Q15	4Q14
Middle Market			
General	$16.0	$16.2	$15.8
Energy	0.7	0.6	0.7
National Dealer Services	0.3	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.3	6.7	6.2
Environmental Services	0.2	0.2	0.1
Total Middle Market	$23.6	$24.0	$23.1
Corporate Banking			
US Banking	$3.3	2.7	3.3
International	2.4	2.2	1.9
Mortgage Banker Finance	0.6	0.7	0.5
Commercial Real Estate	1.8	1.8	2.1
BUSINESS BANK	**$31.7**	**$31.4**	**$30.9**
Small Business	3.2	3.1	2.9
Retail Banking	20.0	19.9	19.4
RETAIL BANK	**$23.2**	**$23.0**	**$22.3**
Private Banking	4.4	4.2	4.1
WEALTH MANAGEMENT	**$4.4**	**$4.2**	**$4.1**
Finance/ Other[2]	0.4	0.5	0.5
TOTAL	**$59.7**	**$59.1**	**$57.8**

By Market	4Q15	3Q15	4Q14
Michigan	$22.1	$21.9	$21.6
California	18.5	18.4	18.0
Texas	10.8	10.8	10.8
Other Markets[1]	7.9	7.5	6.9
Finance/ Other[2]	0.4	0.5	0.5
TOTAL	**$59.7**	**$59.1**	**$57.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

20

Deposits by Business and Market

By Line of Business	2015	2014
Middle Market		
General	$15.9	$14.9
Energy	0.7	0.6
National Dealer Services	0.2	0.2
Entertainment	0.1	0.1
Tech. & Life Sciences	6.3	5.8
Environmental Services	0.2	0.1
Total Middle Market	$23.4	$21.7
Corporate Banking		
US Banking	2.8	2.8
International	2.2	1.8
Mortgage Banker Finance	0.6	0.5
Commercial Real Estate	1.9	1.7
BUSINESS BANK	**$30.9**	**$28.5**
Small Business	3.1	2.8
Retail Banking	19.8	19.2
RETAIL BANK	**$22.9**	**$22.0**
Private Banking	4.1	3.8
WEALTH MANAGEMENT	**$4.1**	**$3.8**
Finance/ Other[2]	0.4	0.5
TOTAL	**$58.3**	**$54.8**

By Market	2015	2014
Michigan	$21.9	$21.0
California	17.8	16.1
Texas	10.9	10.8
Other Markets[1]	7.3	6.4
Finance/ Other[2]	0.4	0.5
TOTAL	**$58.3**	**$54.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

21

Energy Line of Business
30+ Years experience with strong performance through past cycles

- Granular portfolio: ~200 customers
- $3.1B in loans at 12/31/15, decreased $173MM, or 5%, from 9/30/15
- 49% line utilization at 12/31/15
- Negative credit migration continuing with low prices
- Criticized loans $1.2B, or 40%
  - Prudently downgrading loans based on distressed cash flows due to fall in energy prices
  - Overall, collateral coverage remains strong
- Nonaccrual loans $132MM
- Net charge-offs $27MM in 4Q15
- Appropriately increased reserves for energy loans for past 4 quarters

Energy Business Line Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
3,559
3,566
3,309
3,243
3,070
2,539
2,496
2,316
2,249
2,119
566
535
530
513
491
454
535
463
481
460
4Q14
1Q15
2Q15
3Q15
4Q15

Diverse Customer Base

(Based on period-end outstandings)



Natural Gas 11%
Midstream 15%
Oil 40%
Services 16%
Mixed 18%
Exploration & Production 69%

At 12/31/15

Comerica Bank

22

23 At 12/31/15 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 12/18/15 ● 2$ in billions; 4Q15 estimated ● 3Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 1,74 2 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 330 395 381 360 293 360 355 312 1Q15Actual 2Q15Actual 3Q15Actual 4Q15 1Q16 2Q16 3Q16 4Q16 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share approx. doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 4Q15: • Comerica: ~75% purchase • Industry: 56% purchase1 24 National Dealer Services65+ years of floor plan lending At 12/31/15 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus15% Honda/Acura 13% Ford 10% GM 8% Chrysler 11% Mercedes 3% Nissan/ Infiniti 7%Other European 12% Other Asian 12% Other19% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 64% Texas 7%Michigan 18% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 Floor Plan

Technology and Life Sciences

20+ Years experience provides competitive advantage

- National business headquartered in Palo Alto, CA, with 14 offices in U.S. & Toronto
- Products & services tailored to meet needs of companies throughout their lifecycle
- Equity Funds Services helps drive avg. loan growth (up ~$1B over past 4 years)
- Strong relationships with top-tier investors
- Granular portfolio
- Closely monitor cash balances

Average Loans & Deposits

($ in billions)



Average Loans
Average Deposits
1.3
4.1
1.8
5.0
2.0
5.1
2.5
5.8
3.1
6.3
2011
2012
2013
2014
2015

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~40%
Leveraged Finance ~5%
Early Stage ~10%
Growth ~35%
Late Stage ~10%
Total $3.4B

Net Charge-offs[1]

(In basis points)



(27)
49
-
26
69
168
24
80
57
61
89
108
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

At 12/31/15 • [1]TLS net charge-offs to avg. TLS loans

Comerica Bank

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Commercial Real Estate Line of Business

Average Loans

($ in billions)



Commercial & Other[1]
Real Estate Construction
Commercial Mortgages
4.0
4.4
4.6
4.4
4.3
3.9
3.7
3.7
3.8
3.8
3.7
4.0
4.1
4.2
4.2
4.2
4.2
4.4
4.6
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

CRE by Market[2]

($ in millions; Based on location of property)



Michigan $267 7%
California $1,709 45%
Other $623 16%
Total $3,808
Texas $1,113 29%
Florida $96 3%

Commitments

($ in billions; Based on period-end)



6.4
6.4
6.6
6.9
7.3
14%
4Q14
1Q15
2Q15
3Q15
4Q15

At 12/31/15 • [1]Includes CRE line of business loans not secured by real estate. • [2]Excludes CRE line of business loans not secured by real estate.

Comerica Bank

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Shared National Credit (SNC) Relationships

- SNC relationships included in business line balances
- Approximately 773 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

Period-end Loans

($ in billions)



Environmental Services $0.3 3%
Mortgage Banker $0.4 5%
Commercial Real Estate $0.6 7%
Entertainment $0.4 3%
Corporate $2.3 23%
Total $9.8
Energy $2.9 30%
Tech. & Life Sciences $0.4 4%
National Dealer $0.5 5%
General $2.0 20%
= Total Middle Market (65%)

At 12/31/15 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

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Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $6B borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
650
500
350
1,425
2016
2017
2019
2020+

Funding Profile At December 31, 2015

($ in billions)



Interest-Bearing Deposits $29.0 41%
Noninterest-Bearing Deposits $30.8 44%
Equity $7.6 11%
Wholesale Debt $3.1 4%

At 12/31/15 • [1]Face value at maturity.

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	Cullen Frost	A	A2	--
	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	A-
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Baa3	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
Large Banks	Wells Fargo & Company	A	A2	AA-
	U.S. Bancorp	A+	A1	AA
	JP Morgan	A-	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	BBB+	Baa1	A

As of 1/14/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/15	9/30/15	12/31/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,574	$7,622	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	14	14	15	17	22	32
Tangible common equity	$6,925	$6,973	$6,752	$6,498	$6,282	$6,198
Total assets	$71,895	$71,012	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	14	14	15	17	22	32
Tangible assets	$71,246	70,363	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*10.54%*	*10.73%*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.72***	***9.91***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,574	$7,622	$7,402	$7,150	$6,939	$6,865
Tangible common equity	6,925	6,973	$6,752	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	176	177	179	182	188	197
Common shareholders' equity per share of common stock	*$43.11*	*$43.02*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.41***	***39.36***	***37.72***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. • n/a – not applicable. • [1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

Comerica Bank

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